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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-13405 and File No. 333-81023) of Ambassadors International, Inc. of our report dated February 2, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K/A.



Portland, Oregon
September 7, 2001